Allied International Fund, Inc.
                           Members NASD, SIPC and MSRB
                               488 Madison Avenue
                               New York, NY 10022
                               Tel (212) 446-0006
                               Fax (212) 446-0020

                                                       February 03, 2006

Dr. James Hayward
Applied DNA Sciences
25 Health Sciences Drive
Stony Brook, NY

Re: APDN Promissory Note

Dear Dr. Hayward:

Please be advised that we are hereby extending the Maturity Date of the Promissory Note dated November 3, 2006 for $550,000 ( the "Note") from February 3, 2006 to a new Maturity Date of April 1, 2006. All other terms of the Note shall remain the same.

                                                 Regards;

                                                 Allied International Fund, Inc.


                                                 Rosemarie DePalo, President
Cc:
    Andrea Cataneo, Esq.
    Gary Schoenwald
    Ronald Heineman